IRREVOCABLE DIRECT PAY LETTER OF CREDIT NO. CS1128277

DATE OF ISSUE: January 14, 1999

ISSUING BANK: Fleet National Bank a Member of Fleet Financial Group c/o Fleet Pennsylvania Services One Fleet Way Scranton, PA 18507	APPLICANT: The Energy Network, Inc. 100 Columbus Boulevard Hartford, Connecticut 06144
BENEFICIARY: State Street Bank and Trust Company, as Trustee under Indenture of Trust Agreement dated as of January 1, 2000 Goodwin Square 225 Asylum Street, 23rd Floor Hartford, Connecticut 06103
Amount/Currency: Up to USD $4,364,500.00 Up to Four Million Three Hundred Sixty-Four Thousand Five Hundred and 00/100ths US Dollars
Date and Place of Expiry: January 16, 2001 at the Issuing Bank

Dear Sirs:

At the request and for the account of our customer, The Energy Network, Inc., 100 Columbus Boulevard, Hartford, Connecticut 06144 (the "Borrower"), we hereby establish in your favor, as Trustee under the below-defined Indenture pursuant to which $4,300,000 in aggregate principal amount of Connecticut Development Authority Industrial Revenue Variable Rate Demand Bonds (The Energy Network/SINA Project-2000 Series) (the "Bonds") are being issued by the Connecticut Development Authority (the "Issuer"), this Irrevocable Direct Pay Letter of Credit No. CS1128277 in the amount of $4,364,500 (the "Stated Amount"), of which (1) $4,300,000 (as from time to time reduced or reinstated as provided in this Letter of Credit, the "Principal Component") shall support the payment of the principal or portion of the purchase price corresponding to principal of the Bonds, and (2) $64,500 (as from time to time reduced or reinstated as provided in this Letter of Credit, the "Interest Component") shall support the payment of up to 45 days' interest on the Bonds or portion of the purchase price corresponding to interest at an assumed rate of 12% per annum, effective immediately and expiring at 5:00 P.M. (Scranton time) on the below- defined Stated Termination Date or earlier as hereinafter provided. Any payment pursuant to a drawing under this Letter of Credit will be made by us with our own funds, and not from any separate funds of the Issuer or the Borrower. As used herein, the term "Indenture" will be deemed to mean that certain Indenture of Trust dated as of January 1, 2000 among the Issuer and State Street Bank and Trust Company, as trustee (the "Trustee"). As used herein, the term "Stated Termination Date" means January 16, 2001.

We hereby irrevocably authorize you to draw on us, in an aggregate amount not to exceed the amount of this Letter of Credit set forth above and in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth, (1) in one drawing per month (subject to the provisions contained in the next following paragraph) by your draft (in the form of Annex A attached hereto), payable at sight on a Business Day, and accompanied by your written and completed certificate signed by you in the form of Annex B attached hereto (such draft accompanied by such certificate being your "Interest Drawing"), an amount not exceeding the Interest Component, computed at an assumed rate of 12% per annum; (2) in one or more drawings by one or more of your drafts (in the form of Annex A attached hereto), payable at sight on a Business Day, and accompanied by your written and completed certificate signed by you in the form of Annex C attached hereto (any such draft accompanied by such certificate being your "Tender Drawing"), an aggregate amount not exceeding the sum of the Principal Component and the Interest Component; (3) in one or more drawings by one or more of your drafts (in the form of Annex A attached hereto), payable at sight on a Business Day, and accompanied by your written and completed certificate signed by you in the form of Annex D attached hereto (any such draft accompanied by such certificate being your "Partial Redemption Drawing"), an aggregate amount not exceeding the sum of the Principal Component and the Interest Component; and (4) in a single drawing by your draft (in the form of Annex A attached hereto), payable at sight on a Business Day, and accompanied by your written and completed certificate signed by you in the form of Annex E attached hereto (such draft accompanied by such certificate being your "Final Drawing", and any Interest Drawing, Tender Drawing, Partial Redemption Drawing or Final Drawing referred to herein being a "Drawing"), an amount not exceeding the sum of the Principal Component and the Interest Component. Each such Drawing shall cover principal of and/or accrued and unpaid interest on the Bonds. "Business Day" means any day (i) that is not a Saturday, Sunday or legal holiday, (ii) that is a day on which banks are not required or authorized to close in Hartford, Connecticut, New York, New York, or Scranton, Pennsylvania (iii) that is a day on which banking institutions in each of the cities in which the principal corporate trust office of the Trustee, the principal office of the Remarketing Agent (as defined in the Indenture) and our principal office are located are not required or authorized to remain closed and (iv) that is a day on which the New York Stock Exchange is not closed.

If you shall draw on us by your Interest Drawing under clause (1) of the first sentence of the immediately preceding paragraph and you shall not have received from us within ten (10) calendar days from the date of such drawing a written notice to the effect that a default exists under our reimbursement agreement with the Borrower and that the Interest Component of the Letter of Credit will not be reinstated, your right to draw on us in a single drawing by your Interest Drawing under said clause (1) shall be automatically reinstated and, effective the eleventh (11th) calendar day from the date of such drawing, you shall again be authorized to draw on us by your Interest Drawing in accordance with said clause (1); provided, however, that the Interest Component of this Letter of Credit shall be decreased as hereinafter provided in connection with amounts drawn pursuant to Partial Redemption Drawings and any Tender Drawing. The automatic reinstatement of your right to draw on us by your Interest Drawing shall be applicable to successive drawings by your Interest Drawings under clause (1) of the first sentence of the immediately preceding paragraph so long as this Letter of Credit shall not have terminated as set forth below.

Upon our honoring any Tender Drawing or Partial Redemption Drawing presented by you hereunder, (i) the Principal Component of this Letter of Credit and the amounts available to be drawn hereunder by you with respect to principal of the Bonds by any subsequent Drawing shall be automatically decreased by an amount equal to the Principal Component of such Tender Drawing or Partial Redemption Drawing, and (ii) the Interest Component of this Letter of Credit and the amounts available to be drawn hereunder by you with respect to accrued and unpaid interest on the Bonds by any subsequent Drawing shall be automatically decreased by an amount equal to the portion of the Interest Component relating to Bonds purchased or redeemed with the proceeds of such Tender Drawing or Partial Redemption Drawing, but shall automatically reinstate as follows:

(A) with respect to any decrease upon payment of any Tender Drawing, the amount of the Principal Component of this Letter of Credit and the portion of the Interest Component relating thereto shall be increased when and to the extent, but only when and to the extent, that we are reimbursed by or on behalf of the Borrower for any amount drawn hereunder by any Tender Drawing. Any amount received by us from or on behalf of the Borrower in reimbursement of amounts drawn hereunder by any Tender Drawing shall, if accompanied by your completed certificate signed by you in the form of Annex F attached hereto, be applied to the extent of the amount indicated therein to reimburse us for amounts drawn hereunder by your Tender Drawings; and

(B) with respect to any decrease upon payment of any Partial Redemption Drawing or Final Drawing, the amount of the Principal Component relating thereto shall not be reinstated.

Funds from us under this Letter of Credit are available to you against presentation of your Interest Drawing, your Tender Drawing, your Partial Redemption Drawing and your Final Drawing. Each sight draft drawn under this Letter of Credit must bear on its face the clause "Drawn under Fleet National Bank Irrevocable Direct Pay Letter of Credit No. CS1128277." Each Drawing shall be presented to us at the following address: Fleet National Bank, c/o Fleet Pennsylvania Services, Trade Services Operations, One Fleet Way, Scranton, PA 18507, attention: Standby Letter of Credit Unit, Mail Code PASCS02M. A Drawing shall be deemed to have been presented on the date actually received by us. Presentation will also be deemed made upon our receipt of your telecopier transmission to us (at Fax No. [(570) 330-4187)] of a facsimile of the appropriate sight draft and drawing certificate properly completed and signed, together with your undertaking to send to us by regular U.S. Mail, for receipt on the next following Business Day, the signed originals of such documents. Presentation may not be made in any manner other than as provided in this paragraph. If we receive any of your Drawings (other than a Tender Drawing) at our aforesaid office, all in strict conformity with the terms and conditions of this Letter of Credit, not later than 12:00 noon (New York City time) on a Business Day (provided that this Letter of Credit has not then terminated), we will cause payment of same by 1:00 P.M. (New York City time) on the next following Business Day in accordance with your payment instructions. If we receive any of your Drawings (other than a Tender Drawing) at such office, all in strict conformity with the terms and conditions of this Letter of Credit, after 12:00 A.M. (New York City time) on a Business Day (provided that this Letter of Credit has not then terminated), we will cause payment of same by 12:00 noon (New York City time) on the second succeeding Business Day in accordance with your payment instructions. If we receive any Tender Drawing at our aforesaid office, all in strict conformity with the terms and conditions of this Letter of Credit, not later than 10:00 A.M. (New York City time) on any Business Day (provided that this Letter of Credit has not then terminated), we will cause payment of same by 2:00 P.M. (New York City time) on the same Business Day in accordance with your payment instructions. If we receive any Tender Drawing at such office, all in strict conformity with the terms and conditions of this Letter of Credit, after 10:00 A.M. (New York City time) on any Business Day (provided that this Letter of Credit has not then terminated), we will cause payment of same by 12:00 noon (New York City time) on the next following Business Day in accordance with your payment instructions. If requested by you, payment under this Letter of Credit may be made by wire transfer of Federal Reserve Bank of Boston funds to your account in a bank on the Federal Reserve wire system or by deposit of same day funds into a designated account that you maintain with us. As used in this Letter of Credit "cause payment" shall mean (i) the deposit of same day funds into a designated account with us, if such deposit is requested; or (ii) if wire transfer is requested, the entry of an appropriate wire transfer in the Federal Reserve wire system and the obtaining of a Federal Reserve reference number.

Upon the earliest of (i) our honoring your Final Drawing presented hereunder accompanied by this Letter of Credit, (ii) 5:00 p.m. (New York City time) on the date on which we receive a certificate signed by you accompanied by this Letter of Credit stating that the Borrower has provided and you have accepted a substitute or replacement "Credit Facility" (as defined in the Indenture) in accordance with the terms of the Indenture that is effective the date of such certificate, or (iii) the Stated Termination Date, this Letter of Credit shall terminate.

This Letter of Credit is transferable in its entirety (but not in part) to any transferee whom you certify to us has succeeded you as Trustee under the Indenture, and may be successively transferred. Transfer of the available balance under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate in the form of Annex G attached hereto. Upon such presentation, we shall forthwith transfer the same to your transferee. A transfer fee is payable in the amount of 1/4 of 1% of the face amount hereof.

This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only the Drawings referred to herein, which are hereby incorporated by reference; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such Drawings.

Only you (or a transferee permitted by the terms of this Letter of Credit) may make drawings under this Letter of Credit. Upon the payment to you or to your account of the amount specified in a sight draft drawn hereunder, we shall be fully discharged on our obligation under this Letter of Credit with respect to such draft, and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such draft to you or to any other person who may have made to you or who makes to you a demand for payment of principal of, or interest on, any Bond.

To the extent consistent with the express provisions hereof, this Letter of Credit shall be governed by the laws of The Commonwealth of Massachusetts, except to the extent such laws are inconsistent with the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, in which event such Uniform Customs shall govern except as modified hereby (including, without limitation, the provisions on transferability).

Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at Fleet National Bank, c/o Fleet Pennsylvania Services, Trade Services Operations, One Fleet Way, Scranton, PA 18507, attention: Standby Letter of Credit Unit, Mail Code PASCS02M, and shall specifically refer to the number of this Letter of Credit.

Very truly yours,

FLEET NATIONAL BANK

By:____________________________________

Authorized Signature

Annex A

[Form of Sight Draft]

DRAWN UNDER FLEET NATIONAL BANK

IRREVOCABLE DIRECT PAY

LETTER OF CREDIT NO. CS1128277

Date:____________

AMOUNT: _______________________

Pay at sight

Pay to the order of ________________________, as trustee

(U.S. $_________________)

Charge to account of Fleet National Bank

Irrevocable Direct Pay Letter of Credit No. CS1128277 dated January 14, 2000

TO: Fleet National Bank

c/o Fleet Pennsylvania Services

Trade Services Operations

One Fleet Way

Scranton, PA 18507

Attention: Standby Letter of Credit Unit

___________________, as Trustee

By:_________________________

Authorized Officer

The signature below constitutes an endorsement of this sight draft.

___________________, as Trustee

By:_________________________

Authorized Officer

Annex B

[Form of Certificate for Interest Drawing]

"CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT

OF UP TO 45 DAYS' INTEREST

Irrevocable Direct Pay Letter of Credit No. CS1128277

The undersigned, a duly authorized officer of the undersigned Trustee (the 'Trustee'), hereby certifies to Fleet National Bank (the 'Bank'), with reference to Irrevocable Direct Pay Letter of Credit No. CS1128277 (the 'Letter of Credit', the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

(1) The Trustee is the Trustee under the Indenture.

(2) The Trustee is making a drawing under the Letter of Credit with respect to a payment of interest on Bonds on an interest payment date, which payment is due and payable. As of the record date for such interest payment, none of such Bonds to which this drawing relates were the Borrower Bonds or Pledged Bonds, as those terms are defined in the Indenture.

(3) [The Interest Drawing of which this Certificate is a part is the first Interest Drawing presented by the Trustee under the Letter of Credit, and covers interest on the Bonds accruing on and after [ ], 2000.]* [The Interest Drawing last presented by the Trustee under the Letter of Credit was honored and paid by the Bank on ______, 200_, and the Trustee has not received a notice within ten days of presentation of such Interest Drawing from the Bank that a default exists under the reimbursement agreement between the Borrower and the Bank.]**

(4) The amount of the Interest Drawing of which this Certificate is a part is $_____________. It was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn by the Trustee as the Interest Component under the Letter of Credit.

(5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the interest amount owing on account of the Bonds on an interest payment date, (b) no portion of said amount shall be applied by the undersigned for any other purpose, and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___ day of _______________, ____.

[ ], as Trustee

By:________________________________"

Name:

Title:

Annex C

[Form of Certificate for Tender Drawing]

"CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT OF

THE PURCHASE PRICE OF BONDS TENDERED AT THE OPTION OF

THE HOLDERS THEREOF OR PURSUANT TO MANDATORY TENDER

Irrevocable Direct Pay Letter of Credit No. CS1128277

The undersigned, a duly authorized officer of the undersigned Trustee (the 'Trustee'), hereby certifies to Fleet National Bank (the 'Bank'), with reference to Irrevocable Direct Pay Letter of Credit No. CS1128277 (the 'Letter of Credit', the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

(1) The Trustee is the Trustee under the Indenture.

(2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, upon a tender of all or less than all of the Bonds that are Outstanding (as defined in the Indenture), of the unpaid principal amount of, and up to 45 days' accrued and unpaid interest on, the Bonds to be purchased as a result of [optional tender pursuant to the terms of Section 2.3(G)(1)c) of the Indenture] [mandatory tender pursuant to the terms of Section 2.3(G)(1)(d) of the Indenture]* (other than Borrower Bonds or Pledged Bonds, as those terms are defined in the Indenture), which payment is due on the date on which this Certificate and the Tender Drawing of which it is a part are being presented to the Bank.

(3) The amount of the Tender Drawing of which this Certificate is a part is equal to the sum of (i) $____________ being drawn in respect of the payment of unpaid principal of Bonds (other than Borrower Bonds or Pledged Bonds, as those terms are defined in the Indenture) to be purchased as a result of a tender, plus (ii) $___________ being drawn in respect of the payment of accrued and unpaid interest on such Bonds.

(4) The Trustee shall register or cause to be registered in the name of the Bank, or its designee, as pledgee of the Borrower, and shall deliver or cause to be delivered (unless in book-entry form only) to the Bank or its designee a principal amount of Bonds equal to the principal amount of the Tender Drawing of which this Certificate is a part as promptly as practicable, and in any event within three (3) Business Days after presentation of said Tender Drawing.

(5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the purchase price of, and accrued and unpaid interest on, Bonds tendered pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose, and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

(6) The amount of the Tender Drawing of which this Certificate is a part was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn by the Trustee under the Letter of Credit; the amount being drawn hereby in respect of interest does not exceed the Interest Component and the amount being drawn hereby in respect of principal does not exceed the Principal Component.

The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon the Bank's honoring of the Tender Drawing of which this Certificate is a part, the amount of the Letter of Credit and the amounts available to be drawn by the Trustee thereunder by any subsequent Drawing are automatically decreased, subject to reinstatement as set forth in the Letter of Credit.

IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _________________, ____.

[ ], as Trustee

By:_____________________________"

Name:

Title:

Annex D

[Form of Certificate for Partial Redemption Drawing]

"CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT

OF PRINCIPAL AND UP TO 45 DAYS' INTEREST UPON PARTIAL

REDEMPTION

Irrevocable Direct Pay Letter of Credit No. CS1128277

The undersigned, a duly authorized officer of the undersigned Trustee (the 'Trustee'), hereby certifies to Fleet National Bank (the 'Bank'), with reference to Irrevocable Direct Pay Letter of Credit No. CS1128277 (the 'Letter of Credit', the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

(1) The Trustee is the Trustee under the Indenture.

(2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, upon redemption of less than all of the Bonds that are Outstanding (as defined in the Indenture), of the unpaid principal amount of, and up to 45 days' accrued and unpaid interest on, the Bonds to be redeemed pursuant to Section 2.4 of the Indenture (other than Borrower Bonds or Pledged Bonds, as those terms are defined in the Indenture).

(3) The amount of the Partial Redemption Drawing of which this Certificate is a part is equal to the sum of (i) $____________ being drawn in respect of the payment of unpaid principal of Bonds (other than Borrower Bonds or Pledged Bonds, as those terms are defined in the Indenture) to be redeemed, plus (ii) $_________ being drawn in respect of the payment of accrued and unpaid interest on such Bonds.

(4) The amount of the Partial Redemption Drawing of which this Certificate is a part was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn by the Trustee under the Letter of Credit; the amount being drawn hereby in respect of interest does not exceed the Interest Component and the amount being drawn hereby in respect of principal does not exceed the Principal Component.

(5) This Certificate and the Partial Redemption Drawing of which it is a part are dated, and are being presented to the Bank for payment on, the date on which the unpaid principal amount of and interest on Bonds to be redeemed are due and payable under the Indenture upon redemption of less than all of the Bonds that are Outstanding (as defined in the Indenture).

(6) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the principal amount of, and accrued and unpaid interest on, Bonds to be redeemed pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose, and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon the Bank's honoring the Partial Redemption Drawing of which this Certificate is a part, the amount of the Letter of Credit and the amounts available to be drawn by the Trustee thereunder by any subsequent Drawing are automatically and permanently decreased by the amounts set forth in the Letter of Credit. The Trustee acknowledges that pursuant to the immediately preceding sentence, the Principal Component of the Letter of Credit is being permanently reduced by $_____________ (the amount set forth in clause (i) of Paragraph 3 above) and the maximum amount to which the Interest Component can be reinstated under the Letter of Credit is being permanently reduced by $___________ (the product of (x) the amount set forth in clause (i) of Paragraph 3 above, times (y) 0.12, times (z) 45/360).

IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _______ day of _________, ____.

[ ], as Trustee

By:__________________________"

Name:

Title:

Annex E

[Form of Certificate for Final Drawing]

"CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT OF PRINCIPAL AND UP TO 45 DAYS' INTEREST, UPON STATED OR ACCELERATED MATURITY OR OPTIONAL OR MANDATORY REDEMPTION AS A WHOLE

Irrevocable Direct Pay Letter of Credit No. CS1128277

The undersigned, a duly authorized officer of the undersigned Trustee (the 'Trustee'), hereby certifies to Fleet National Bank (the 'Bank'), with reference to Irrevocable Direct Pay Letter of Credit No. CS1128277 (the 'Letter of Credit', the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

(l) The Trustee is the Trustee under the Indenture.

(2) The Trustee is making a drawing under the Letter of Credit with respect to a payment*

[ ] upon stated maturity,

[ ] upon acceleration, pursuant to Section 8.1 of the Indenture,

[ ] upon optional redemption in whole, pursuant to Section 2.4 of the Indenture,

[ ] upon mandatory redemption in whole, pursuant to Section 2.4 of the Indenture,

of the unpaid principal amount of and up to 45 days' accrued and unpaid interest on, all of the Bonds that are Outstanding within the meaning of the Indenture (other than Borrower Bonds or Pledged Bonds, as those terms are defined in the Indenture).

(3) The amount of the Final Drawing of which this Certificate is a part is equal to the sum of (i) $_____________ being drawn in respect of the payment of unpaid principal of Bonds

(other than Borrower Bonds or Pledged Bonds, as those terms are defined in the Indenture), plus (ii) $_________ being drawn in respect of the payment of accrued and unpaid interest on such Bonds.

(4) The amount of the Final Drawing of which this Certificate is a part was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the amount available to be drawn by the Trustee under the Letter of Credit; the amount being drawn hereby in respect of interest does not exceed the Interest Component and the amount being drawn hereby in respect of principal does not exceed the Principal Component.

(5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the principal amount of, and accrued and unpaid interest on, the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose, and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon the Bank's honoring the Final Drawing of which this Certificate is a part, the Letter of Credit is automatically terminated and no further amounts are available to be drawn by the Trustee thereunder.

IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____________ day of ____________, ____.

[ ], as Trustee

By:_________________________"

Name:

Title:

Annex F

[Form of Reinstatement Certificate for Tender Drawing]

"CERTIFICATE FOR THE REINSTATEMENT OF AMOUNTS AVAILABLE UNDER IRREVOCABLE DIRECT PAY LETTER OF CREDIT NO. CS1128277

The undersigned, a duly authorized officer of the undersigned Trustee (the 'Trustee'), hereby certifies to Fleet National Bank (the 'Bank'), with reference to Irrevocable Direct Pay Letter of Credit No. CS1128277 (the 'Letter of Credit', the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

(1) The Trustee is the Trustee under the Indenture.

(2) The amount of $__________ paid to you today by or on behalf of the Borrower is a payment made to reimburse you, pursuant to Section 2(f) of the Reimbursement Agreement dated as of January 1, 2000 (the "Reimbursement Agreement") among the Borrower and the Bank, for amounts drawn under the Letter of Credit by Tender Drawings. Of such amount, $___________ represents the aggregate principal amount of Bonds resold or to be resold on behalf of the Borrower. The Trustee hereby requests that you reinstate the Principal Component of the Letter of Credit upon receipt of such payment in an amount equal to such principal amount and that you reinstate the portion of the Interest Component of the Letter of Credit relating to such Bonds.

IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the __________ day of ___________, ____.

[ ], as Trustee

By:_______________________"

Name:

Title:

Annex G

[Form of Transfer Certificate]

"INSTRUCTION TO TRANSFER

[Date]

Fleet National Bank

c/o Fleet Pennsylvania Services

Trade Services Operations

One Fleet Way

Scranton, PA 18507

Attention: Standby Letter of

Credit Unit

Mail Code: PASCS0M2

Re: Fleet National Bank Irrevocable Direct Pay Letter of Credit No. CS1128277

Ladies and Gentlemen:

For value received, the undersigned beneficiary hereby irrevocably transfers to the following (the Transferee):

________________________________

[Name of Transferee]

__________________________________

[Address]

all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the 'Letter of Credit') in its entirety. The Transferee has succeeded the undersigned as Trustee under the Indenture (as defined in the Letter of Credit).

By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the Transferee and the Transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments of the Letter of Credit, whether increases in the amount to be drawn thereunder, extensions of the expiration date thereof, or other amendments, and whether such amendments now exist or are made after the date hereof. All amendments of the Letter of Credit are to be delivered directly to the Transferee without necessity of any consent of or notice to the undersigned beneficiary. The undersigned hereby certifies that the Transferee has become successor Trustee under the Indenture, and has accepted such appointment in writing.

The original of the Letter of Credit is returned herewith, and in accordance therewith we ask you to endorse the within transfer on the reverse thereof, and forward it directly to the Transferee with your customary notice of transfer.

Very truly yours,

[ ], as predecessor Trustee

By:________________________________

Authorized Officer

We certify that we have succeeded [predecessor Trustee] as trustee under the Indenture.

[Name of Transferee]

By:

Authorized Officer